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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-KA

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 1998
                                                 ---------------




                         Optical Security Group, Inc.

             (Exact name of registrant as specified in its charter)


Colorado                                 0-17531                 84-1094032
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(State of other jurisdiction      (Commission File Number)   (IRS Employer
 of Incorporation)                                           Identification No.)


             535 16th Street, Suite 920, Denver, Colorado  80202
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                   (Address of principal executive offices)


Registrant's Telephone number, including area code        (303) 534-4500
                                                   ----------------------------


(Former name or former address, if changed since last report)
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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

     On May 29, 1998, Optical Security Group, Inc. (the "Registrant") through its wholly-owned subsidiary, OpSec Advantage, Inc., a Colorado corporation ("OpSec Advantage"), completed the purchase of substantially all of the assets of Advantage Technology, Inc. ("Advantage"), a Pennsylvania corporation. The acquisition was effective as of May 1, 1998.

     The financial statements and proforma financial statements are hereby filed under this amendment to the Form 8-K filing dated May 29, 1998.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of business acquired.

     (b) Pro forma financial information.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OPTICAL SECURITY GROUP, INC.



Date: August 12, 1998               By:  \s\ Richard H. Bard
                                       -----------------------------
                                       Richard H. Bard, CEO


Date: August 12, 1998               By: \s\ Gerald A. Melfi
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                                       Gerald A. Melfi,
                                       Principal Financial Officer